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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2007
SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia		30084

(Address Of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code: (770) 491-8962
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01: Other Matters.
     On August 1, 2007 and August 13, 2007, we issued a press release announcing our entry into distribution agreements with each of ASUS Computer International and Orion America, Inc, respectively. A copy of each press release is attached hereto as Exhibit 99.1 and 99.2, respectively.
Item 9.01: Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
99.1	Press release dated August 1, 2007.

99.2	Press release dated August 13, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.
Dated: August 14, 2007	By:	/s/ Lyle Dickler
Lyle Dickler,
Vice President of Finance

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